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                                                                       EXHIBIT 2

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of statements on Amendment No. 4 to the Schedule 13D with respect to the common stock of Hitox Corporation of America (including any amendments thereto) and further agree that this Joint Filing Agreement shall be included as an Exhibit to such filings.

         In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement on the dates indicated.



Date: March 31, 2000                        Lim Keng Kay


                                            /s/ Lim Keng Kay
                                            ------------------------------------
                                            By: /s/ Christopher J. McGougan
                                               ---------------------------------
                                               Christopher J. McGougan,
                                               Attorney in fact


Date: March 31, 2000                        MEGAMIN VENTURES Sdn Bhd


                                            By: /s/ Christopher J. McGougan
                                               ---------------------------------
                                               Christopher J. McGougan,
                                               Attorney in fact



Date: March 31, 2000                            /s/ Christopher J. McGougan
                                            ------------------------------------
                                                Christopher J. McGougan



Date: March 31, 2000                        Lim Si Boon


                                            /s/ Lim Si Boon
                                            ------------------------------------
                                            By:  /s/ Christopher J. McGougan
                                               ---------------------------------
                                               Christopher J. McGougan,
                                               Attorney in fact